UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023 (November 3, 2023)

Allied Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 St. Paul St., Suite 201, Kelowna, BC Canada	V1Y 9N2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 255-4337

____________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On or about November 3, 2023 the Registrant’s wholly owned subsidiary Allied Colombia S.A.S. shipped THC based medical cannabis flower from its cultivation and processing facilities located in Colombia pursuant to Forward Purchasing Agreements with Australian purchasers.

On or about November 11, 2023 the shipped THC based medical cannabis flower from its cultivation and processing facilities located in Colombia successfully cleared Australian customs.

The foregoing description is qualified by the actual terms of the Forward Purchasing Agreements attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits are included herein:

Exhibit No.	Description
10.1	Forward Purchase Agreement dated February 8, 2023 between SOL DNA 5th Pacific Pty Ltd and Allied Colombia S.A.S.
10.2	Forward Purchase Agreement dated November 13, 2023 between OneLife Labs Pty Ltd and Allied Colombia S.A.S.
10.3	Forward Purchase Agreement dated May 30, 2023 between The Australian Cannabis Group and Allied Colombia S.A.S.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp.
(Registrant)

Dated: December 4, 2023	By:	/s/ Calum Hughes
Chief Executive Officer

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